Exhibit 10.1

EXECUTION COPY

                    SEVENTH AMENDMENT, dated as of June 26, 2003 (this “Seventh Amendment”) to the Amended and Restated Credit Agreement, dated as of July 23, 1998 and as amended and restated as of August 28, 1998, and as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, the Fifth Amendment, dated as of December 31, 2001 and the Sixth Amendment, dated as of June 28, 2002 (as amended, supplemented or otherwise modified prior to the Petition Date, the “Credit Agreement”) among  (i) DDi Capital Corp., formerly known as Details Capital Corp. (the “Company”); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. (“Details”); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. (“DDISV”, and collectively with Details, the “Borrowers”); (iv) the several banks and other financial institutions from time to time parties thereto, (individually, a “Lender,” and collectively, the “Lenders”); (v) Bankers Trust Company, as documentation and co-syndication agent; and (vi) JPMorgan Chase Bank, as collateral, co-syndication and administrative agent (in such capacity, the “Administrative Agent”), and all collateral and ancillary documentation executed by any Lender or any Affiliate of Any Lender in connection therewith, including, without limitation, the hedge agreement (the “Hedge Agreement”) entered into by Details with JPMorgan Chase Bank (collectively, the “Loan Documents”).  Terms defined in the Credit Agreement shall be used in this Seventh Amendment with their defined meanings unless otherwise defined herein.

W I T N E S S E T H :

                    WHEREAS, pursuant to the Loan Documents the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

                    WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    1.   Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the proper alphabetical order:

“Extended Amortization Date” shall mean the date that is the earliest to occur of (x) July 11, 2003, which date shall automatically be extended to August 1, 2003 if the termination date of each of the confidentiality agreements executed by (1) Argent Financial Group, (2) Cohanzick Management, LLC, (3) Providence Capital LLC, (4) Stutman, Treister, & Glatt Professional Corporation, (5) Symphony Asset Management, (6) Tablerock Fund Management, LLC, and (7) U.S. Bank, N.A. is extended beyond July 31, 2003 in a manner reasonably satisfactory to the Administrative Agent; or (y) the occurrence of an Event of Default under Section 8(f) (other than 8(f)(iv) or (v)) of the Credit Agreement.

“Seventh Amendment”: the Seventh Amendment, dated as of June 26, 2003, to this Agreement.

“Seventh Amendment Effective Date”: the Seventh Amendment Effective Date under the Seventh Amendment to this Agreement (which date is as of June 26, 2003).

                    2.   Amendment to Section 2.3.  Each of subsections 2.3(a) and (b) of the Credit Agreement is hereby amended by deleting “June 30, 2003” where it appears therein, respectively, and substituting in lieu thereof “Extended Amortization Date”.

2

                    3.   Amount of Obligations.  Each of the Borrowers and the Company jointly and severally acknowledges and agrees that, on and as of the Seventh Amendment Effective Date, the Obligations include, without limitation, the aggregate amount of $ 72,892,916.17 in respect of face amount of undrawn Letters of Credit and outstanding unpaid principal Obligations under the Loan Documents.

                    4.   Acknowledgment of Events of Default.  Each of the Borrowers and the Company jointly and severally hereby acknowledges that (a) the Existing Events of Default set forth on Schedule 1 hereto (the “Existing Events of Default”) have occurred and continue to exist as of the Seventh Amendment Effective Date, and each of the Borrowers and the Company represent and warrant to the Administrative Agent and the Lenders that no other Event of Default has occurred and continues to exist as of the Seventh Amendment Effective Date, and (b) the occurrence and continuance of the Existing Events of Default entitle the Administrative Agent and the Lenders to at any time exercise all of their rights and remedies and to commence enforcement and collection actions under the Credit Agreement and the other Loan Documents and applicable law.

                    5.   The Collateral.  Each Grantor jointly and severally ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure all of the Obligations (as defined in the Guarantee and Collateral Agreement) of such Grantor to the Administrative Agent, for the benefit of the Lenders, pursuant to the Guarantee and Collateral Agreement.  Each Grantor jointly and severally acknowledges and agrees that all such liens and security interests granted by such Grantor shall continue to secure the Obligations (as defined in the Guarantee and Collateral Agreement) from and after the Seventh Amendment Effective Date.  Each Grantor jointly and severally hereby represents and warrants to the Administrative Agent and the Lenders that pursuant to the Guarantee and Collateral Agreement, the Obligations (as defined in the Guarantee and Collateral Agreement) are secured by liens on and security interest in all of such Grantor’s assets.

                    6.   Validity of Obligations.  Each of the Borrowers and the Company jointly and severally acknowledges and agrees that (i) each of the Borrowers is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations, without defense, counterclaim or offset of any kind, and each Borrower ratifies and reaffirms the validity, enforceability and binding nature of such Obligations, (ii) neither Borrower has any claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender’s or the Administrative Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the “Lender Parties”) in connection with the Obligations, the Credit Agreement and the other Loan Documents and this Seventh Amendment, or the transactions contemplated hereby and thereby and (iii) each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations under the Loan Documents.

                    7.   Reservation of Rights.  Each of the Company and the Borrowers acknowledges and agrees that, (i) the Lenders shall preserve all rights and remedies set forth in the Loan Documents and under applicable law, (ii) the current non-exercise of rights and remedies by the Administrative Agent and the Lenders in respect of the Existing Events of Default shall not be construed as a waiver of any such Events of Default, (iii) any acceptance by the Lenders of a payment of principal or interest in an amount less than the full amount of principal or interest due and payable under the Credit Agreement shall not constitute a waiver of any rights and remedies by the Administrative Agent and the Lenders in respect thereof, (iv) the Administrative Agent and the Lenders have the right, and have reserved their right, to invoke fully any or all of such rights and remedies under the Credit Agreement, the other Loan Documents and applicable law in respect of the Existing Events of Default and any other Events of Default that may now exist or hereafter occur, (v) and nothing contained herein shall in any way limit said

3

rights or diminish any of the obligations of the Company and the Borrowers or any of their Subsidiaries contained in the Loan Documents.

                    8.   Payment of Fees and Expenses.  The Borrowers agree to pay or reimburse the Administrative Agent for its out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any documents prepared in connection herewith and the transactions contemplated hereby and any outstanding amounts relating thereto to the Administrative Agent’s professional advisors including, without limitation, the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent, and the reasonable fees, charges and disbursements of FTI/Policano & Manzo, L.L.C., subject to the Administrative Agent’s approval of such fees.

                    9.   No Change.   Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, waived, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

                    10. Effectiveness.  This Seventh Amendment shall become effective upon the satisfaction of the following conditions precedent and will be deemed to be effective as of June 26, 2003 (the “Seventh Amendment Effective Date”):

                    (a)  counterparts hereof duly executed by Company, the Borrowers and each of the Lenders; the execution and delivery of this Seventh Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof;

                    (b)  a copy of resolutions of each Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Seventh Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

                    (c)  a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Seventh Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                    (d)  such other documents, instruments and agreements with respect to the matters contemplated by this Seventh Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent.

                    11. Counterparts.  This Seventh Amendment may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    12. GOVERNING LAW.  THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DDi CAPITAL CORP.

By:	/S/ JOHN STUMPF

Title:	Chief Financial Officer (CFO)

DYNAMIC DETAILS, INCORPORATED

By:	/s/ JOHN STUMPF

Title:	CFO

DYNAMIC DETAILS, INCORPORATED, SILICON VALLEY

By:	/s/ JOHN STUMPF

Title:	CFO

                    Each of the undersigned hereby consents to the foregoing Seventh Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Seventh Amendment.

DYNAMIC DETAILS, INCORPORATED, VIRGINIA

By:	/s/ JOHN STUMPF

Title:	CFO

DYNAMIC DETAILS TEXAS, L.P.

By:	DYNAMIC DETAILS TEXAS HOLDINGS CORP.

By:	/s/ JOHN STUMPF

Title:	CFO

By:	DDi-TEXAS INTERMEDIATE HOLDINGS, L.L.C.

By:	/s/ JOHN STUMPF

Title:	CFO

By:	DYNAMIC DETAILS TEXAS HOLDINGS CORP.

By:	/s/ JOHN STUMPF

Title:	CFO

By:	DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS

By:	/s/ JOHN STUMPF

Title:	CFO

By:	DYNAMIC DETAILS INCORPORATED, TEXAS

By:	/s/ JOHN STUMPF

Title:	CFO

JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent, Co-Syndication Agent and as a Lender

By:	/s/ JONATHAN KATZ

Name:	Jonathan Katz
Title:	Vice President

BANK AUSTRIA CREDITANSTALT CORP FINANCE, as lender

By:	/s/ PETER BRACH

Name:	Peter Brach
Title:	Director

By:	/s/ SCOTT OBECK

Name:	Scott Obeck
Title:	Associate Director

BANK BOSTON, as a Lender

By:	/s/ THOMAS SCHMIDT

Name:	Thomas Schmidt
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ MARK SPARROW

Name:	Mark Sparrow
Title:	Director

CITIZENS BANK OF MA, as a Lender

By:	/s/ STEVEN C. PETRARCA

Name:	Steven C. Petrarca
Title:	Vice President

CRESCENT/MACH I PARTNERS, L.P.

By:	TCW ASSET MANAGEMENT COMPANY Its Investment Manager

By:	/s/ RICHARD F. KURTH

Name:	Richard F. Kurth
Title:	Senior Vice President

By:	/s/ JONATHAN R. INSULL

Name:	Jonathan R. Insull
Title:	MANAGING DIRECTOR

CYPRESSTREE INVESTMENT PARTNERS I, LTD, as a Lender

By:	CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager.

By:	/s/ PRESTON I. CARNES, JR.

Name:	Preston I. Carnes, Jr.
Title:	Managing Director

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender

By:	CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager

By:	/s/ PRESTON I. CARNES, JR.

Name:	Preston I. Carnes, Jr.
Title:	Managing Director

DEBT STRATEGIES FUND, INC, as a Lender

By:	/s/ PHILIP J. BRENDEL

Philip J. Brendel
Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ ALEXANDER BICI

Name:	Alexander Bici
Title:	Vice President

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ JAMES M. GALLAGHER

James M. Gallagher
Director

By:	/s/ LISA OVERTON

Name:	Lisa Overton
Title:	Associate

FLEET NATIONAL BANK, as a Lender

By:	/s/ THOMAS SCHMIDT

Name:	Thomas Schmidt
Title:	Vice President

GRAYSTON CLO 2001-01 LTD.
By:	BEAR STEARNS ASSET MANAGEMENT INC. as its Collateral Manager

By:	/s/ [ILLEGIBLE]

Name:	[ILLEGIBLE]
Title:	Associate Director

GSC PARTNERS GEMINI FUND LIMITED, as a Lender

By:	GSCP(NJ), LP, as Collateral Monitor
By:	GSCP(NJ), INC., its General Partner

By:	/s/ THOMAS J. LIBASSI

Name:	Thomas J. Libassi
Title:	Managing Director

HARBOUR TOWN FUNDING TRUST, as a Lender

By:	/s/ ANN E. MORRIS

Name:	Ann E. Morris
Title:	Authorized Agent

IBM CREDIT LLC (formerly known as IBM Credit Corporation), as a Lender

By:	/s/ STEVEN A. FLANAGAN

Steven A. Flanagan
Manager, Global Special Handling Group

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By:	Indosuez Capital as Portfolio Advisor

By:	/s/ CHARLES KOBAYASHI

Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

KZH CRESCENT-2 LLC

By:	/s/ DORIAN HERRERA

Name:	Dorian Herrera
Title:	Authorized Agent

KZH CRESCENT-3 LLC

By:	/s/ DORIAN HERRERA

Name:	Dorian Herrera
Title:	Authorized Agent

KZH CYPRESSTREE-1 LLC

By:	/s/ DORIAN HERRERA

Name:	Dorian Herrera
Title:	Authorized Agent

MASSMUTUAL HIGH YIELD PARTNERS II, LLC, as a Lender

By:	HYP MANAGEMENT, INC. As Managing Member

By:	/s/ RICHARD C. MORRISON

Name:
Title:	VICE PRESIDENT

MASSACHUSETTS MUTUAL LIFE INSURANCE CO., as a Lender

By:	/s/ STEVEN J. KATZ

Name:	Steven J. Katz
Title:	Second Vice President and Associate General Counsel

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ PHILIP J. BRENDEL	as a Lender

Philip J. Brendel
Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
By:	Merrill Lynch Investment Managers, LP as Investment Advisor

By:	/s/ PHILIP J. BRENDEL

Philip J. Brendel
Authorized Signatory

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	/s/ SHEILA A. FINNERTY

Name:	Sheila A. Finnerty
Title:	Executive Director

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
BY:	ING INVESTMENTS, LLC as its investment manager

By:	/s/ MARK F. HAAK, CFA

Name:	Mark F. Haak, CFA
Title:	Vice President

PILGRIM CLO 1999-1 LTD.
By:	ING INVESTMENTS, LLC as its Investment manager

By:	/s/ MARK F. HAAK, CFA

Name:	Mark F. Haak, CFA
Title:	Vice President

SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender

By:	/s/ DIANE J. EXTER

Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:
Name :	/s/ DIANE J. EXTER

Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ DIANE J. EXTER

Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SANKATY HIGH Y IELD PARTNERS II, LP

By:	/s/ DIANE J. EXTER

Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SMOKY RIVER CDO, LP,

By	RBC LEVERAGED CAPITAL as Portfolio Advisor

By:	/s/ MELISSA MARANO

Name:	Melissa Marano
Title:	Partner

SOMERS CDO, LTD, as a Lender

By:	MASS MUTUAL LIFE INSURANCE CO. AS, COLLATERAL MANAGER

By:	/s/ STEVEN J. KATZ

Name:	Steven J. Katz
Title:	Second Vice President and Associate General Counsel

SUNAMERICA SENIOR FLOATING RATE FUND INC.

By:	STANFIELD CAPITAL PARTNERS LLC as subadvisor

By:	/s/ CHRISTOPHER A. BONDY

Name:	Christopher A. Bondy
Title:	Partner

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc. as its Collateral Manager

By:	/s/ RICHARD F. KURTH

Name:	Richard F. Kurth`
Title:	Senior Vice President

By:	/s/ JONATHAN R. INSULL

Name:	Jonathan R. Insull
Title:	Managing Director

VAN KAMPEN SENIOR LOAN FUND

By:	VAN KAMPEN INVESTMENT ADVISORY CORP.

By:	/s/ CHRISTINA JAMIESON

Name:	Christina Jamieson
Title:	Vice President

SCHEDULE I

Existing Events of Default

The following Events of Default have occurred as of the Seventh Amendment Effective Date:

1.	Failure to meet minimum Consolidated EBITDA for the fiscal quarter ending December 31, 2002 (See Section 7.1(d) and Section 8(c) of the Credit Agreement)

2.	Failure to maintain minimum Liquidity Amount from and after December 31, 2002 (See Section 7.1(a) and Section 8(c) of the Credit Agreement)

3.	Failure to maintain minimum Liquidity Amount (See Section 7.1(a) and Section 8(c) of the Credit Agreement)

4.	Failure to meet the Consolidated Senior Leverage Ratio covenant (See Section 7.1(b) and Section 8(c) of the Credit Agreement)

5.	Failure to meet minimum Consolidated EBITDA (See Section 7.1(d) and Section 8(c) of the Credit Agreement)

6.	Failure to meet minimum Consolidated Revenue (See Section 7.1(e) and Section 8(c) of the Credit Agreement)

7.

Audited consolidated financial statements for the fiscal year ended December 31, 2002 issued by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing with a “going concern” or like qualification or exception (See Section 6.1(a) and Section 8(d) of the Credit Agreement)

8.	Failure to make interest payments on the 5 ¼ Notes, the 6 ¼ Notes and the 12 ½% Senior Discount Notes (See Section 8(e) of the Credit Agreement)

9.	Default under the Hedge Agreement.